UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12.
CrowdStreet REIT I, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CROWDSTREET REIT I, INC.
98 San Jacinto Blvd, 4th Floor
Austin TX 78701
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held December 14, 2023
CrowdStreet REIT I, Inc. (the “Fund”), a Delaware corporation, will host an Annual Meeting of Shareholders virtually at https://crowdstreet.zoom.us/webinar/register/WN_U2hiwS08RriIARLPbzzn5A on December 14, 2023 at 12:00 p.m. (Pacific Standard Time) (the “Annual Meeting” or “Meeting”). The Annual Meeting is being held so that shareholders can consider the following proposals:

1.	To elect five (5) Directors of the Fund.
2.	To ratify the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the year ending December 31, 2023.
3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record of the Fund at the close of business on October 31, 2023 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. The Notice of the Annual Meeting of Shareholders, proxy statement and proxy card are being sent to such shareholders of record on or about November 6, 2023.

By Order of the Board of Directors,

/s/ Sheldon Chang
Sheldon Chang
Chair of the Board of Directors of the Fund

November 6, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS
FOR THE MEETING TO BE HELD ON DECEMBER 14, 2023

The Fund’s Notice of Annual Meeting, Proxy Statement and form of Proxy for the Meeting are available on the internet at https://www.crowdstreet.com. To access the materials, shareholders of the Fund must log in to their CrowdStreet account, navigate to the “Marketplace” page and select “CrowdStreet REIT I (C-REIT).” The materials will be available in the “Documents” section.

CROWDSTREET REIT I, INC.
November 6, 2023
To the Shareholders of the Fund,
Thank you for your investment in the Fund. You are invited to attend an annual meeting of shareholders (the “Annual Meeting” or “Meeting”) of CrowdStreet REIT I, Inc. (the “Fund”). The Meeting will be held virtually at https://crowdstreet.zoom.us/webinar/register/WN_U2hiwS08RriIARLPbzzn5A on December 14, 2023 at 12:00 p.m. (Pacific Standard Time). Formal notice of the Meeting and the Proxy Statement for the Meeting follows this letter.
At the Meeting, you are being asked to vote on the following matters and to transact such other business, if any, as may properly come before the Meeting:

1.	The election of five (5) Directors to the Board of Directors (the “Board”) of the Fund.
2.	To ratify the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the year ending December 31, 2023.

We hope that you will be able to attend the Annual Meeting, which will be held in a virtual format meeting only. You will not be able to attend the Annual Meeting in person.  To participate in the virtual Meeting, shareholders must register in advance by visiting https://crowdstreet.zoom.us/webinar/register/WN_U2hiwS08RriIARLPbzzn5A and submitting the required information.

Whether or not you plan to attend virtually and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it via DocuSign or by email to the email address on the proxy card as soon as possible to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Sheldon Chang
Sheldon Chang
Chair of the Board of Directors of the Fund

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote at the Annual Meeting.

SUMMARY OF IMPORTANT INFORMATION CONTAINED
IN THIS PROXY STATEMENT

Q. Why am I receiving this proxy statement?

A. You are being asked to vote on two important matters affecting the Fund: (1) the election of five (5) Directors to the Board of the Fund; and (2) the ratification of the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the year ending December 31, 2023.

Q. Who can vote on these proposals?

A. Shareholders of record at the close of business on October 31, 2023 of the Fund are able to vote.

Q. How many of the proposed individuals will be Independent Directors if re-elected?

A. Kevin K. Albert and Nancy Grady are currently Independent Directors and are expected to remain Independent Directors if re-elected by shareholders.

Q. When will the proposed individuals take office?

A. Kevin K. Albert, Nancy Grady, Sheldon Chang, Thomas McDonald and Kristen Howell are currently Directors and are expected to continue serving on the Fund’s Board following the Annual Meeting, if re-elected by shareholders.

Q. What shareholder vote is required to approve each of the proposals?

A. Proposal 1: A plurality of all the votes cast in person or by proxy at the Annual Meeting is required to elect each of the nominees as a director, provided a quorum is present at the Annual Meeting. A vote by a plurality means the five nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected.

Proposal 2: A majority of all votes cast in person or by proxy at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the year ending December 31, 2023, provided a quorum is present at the Annual Meeting.

Q. How does the Board recommend that I vote?

A. The Board recommends that you vote FOR each of the proposals as outlined in the Proxy Statement.

Q. I have only a few shares — does my vote matter?

A. Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Fund will have to send additional communications or otherwise solicit shareholders to try to obtain more votes.

Q. What is the deadline for submitting my vote?

A. We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. If you do not expect to attend the Annual Meeting, your vote (cast by proxy card) must be received by the Fund for the Annual Meeting by December 14, 2023 at 10:00 a.m. (Pacific Standard Time).

Q. How can I vote?

A. You may vote in any of the following ways:

•	By submitting your completed proxy card electronically (via DocuSign or email).

•	At the virtual Meeting on December 14, 2023.
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To participate in the virtual Meeting, shareholders must register in advance by visiting https://crowdstreet.zoom.us/webinar/register/WN_U2hiwS08RriIARLPbzzn5A. Shareholders will be asked to submit their first and last name and email address in order to register to participate in and vote at the Annual Meeting. After shareholders have submitted their registration information, they will receive an email containing an event link and dial-in information to attend the Annual Meeting and a password to enter at the event link in order to access the Annual Meeting. Any person who has registered for and accesses the Meeting, but is not a shareholder of the Fund eligible to participate in the Meeting, will be removed from the Meeting. As stated above, shareholders may vote before or during the Annual Meeting by submitting their completed proxy card electronically via DocuSign or email. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Annual Meeting.

Q. Who should I contact if I have questions?

A. If you have any questions regarding the proposals or the voting process, please email Investor Relations at ir@crowdstreet.com or call 888-432-7693, then press “1” for Investor Relations.

Q. How should I sign the proxy card?

A. You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Q. Will the Fund pay for the proxy solicitation and related legal costs?

A. The expenses incurred in connection with preparing the Proxy Statement and its enclosures, including related legal costs, and the expenses of proxy solicitation will be paid by the Fund.

CROWDSTREET REIT I, INC.
98 San Jacinto Blvd, 4th Floor
Austin TX 78701
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
to held on December 14, 2023 at 12:00 p.m. (Pacific Standard Time)
Introduction
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CrowdStreet REIT I, Inc. (the “Fund”), a Delaware corporation, for use at the Annual Meeting of Shareholders of the Fund (the “Annual Meeting” or “Meeting”) to be held virtually at https://crowdstreet.zoom.us/webinar/register/WN_U2hiwS08RriIARLPbzzn5A on December 14, 2023, at 12:00 p.m. (Pacific Standard Time), and at any adjournments or postponements thereof. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description

1	To elect five (5) Directors of the Fund.
2.	To ratify the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the year ending December 31, 2023.
3	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.
The Board of the Fund unanimously recommends that shareholders vote FOR each of the proposals.
A Notice of the Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement, which is expected to be sent to shareholders on or about November 6, 2023.
The close of business on October 31, 2023 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The Fund has one class of stock: common shares with a par value of $0.01 per share. Throughout this Proxy Statement, common shares of the Fund will be referred to as “Shares.” Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a pro rata fractional vote for any fractional Share the shareholder owns.
Please read the Proxy Statement before voting on the proposals. If you have any questions regarding the proposals or the voting process, please email Investor Relations at ir@crowdstreet.com or call 888-432-7693, then press “1” for Investor Relations.

PROPOSAL 1: ELECTION OF DIRECTORS
The proposal relates to the election of five (5) Directors of the Fund.
Under the organizational documents of the Fund, the Fund’s Board of Directors (the “Board”) shall hold office until their successor is elected and qualified or until their earlier resignation or removal. Upon expiration of their initial terms, Directors will be elected to serve for one-year terms and until their successors are duly elected and qualify, and at each annual meeting, the Directors will be submitted for election by shareholders.
At the Annual Meeting, five Directors are proposed to be elected by all shareholders. Directors Kevin K. Albert, Nancy Grady, Sheldon Chang, Thomas McDonald and Kristen Howell have been designated as nominees for election as Directors for a term expiring at the annual meeting of shareholders in 2024 or until their successors have been duly elected and qualify.
Information regarding the Directors and executive officers of the Fund, including their positions with the Fund and principal occupations for the past five years, as well as the Directors’ other board memberships for the past five years, is set forth in the following table. As referenced below, “Fund Complex” means two or more registered investment companies that (1) hold themselves out to investors as related companies or (2) have a common investment advisor or have an investment adviser that is an affiliated person of the investment adviser of any other registered investment companies. Unless otherwise indicated, the address of all persons is c/o CrowdStreet Advisors, LLC, 98 San Jacinto Blvd., 4th Floor, Austin, TX 78701.

INDEPENDENT DIRECTORS
Name, Birth Year, and Positions(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
Kevin K. Albert (1952)	March 2022 to Present	Advisory Board Member at Nettwerk Music Group (2021 – present); Board of Directors, Slang Worldwide, Inc. (2021 – present); Advisory Board Member at Harborside Inc. (2020 – Present); Managing Director at Pantheon Ventures (2010 – 2019)	1	None
Nancy Grady (1962)	January 2022 to Present	Advisory Board ETC ACtion (2021 – present); NEGrady Consulting Services, LLC (2018 – present); Senior Vice President at Northern Trust (2012 – 2018)	1	None

INTERESTED DIRECTORS
Name, Birth Year, and Positions(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
Sheldon Chang (1965) Chair of the Board	January 2022 to Present	President, CrowdStreet Advisors (2021 – present); Senior Vice President, CrowdStreet Inc. (2021 – present); Head of Product & Distribution Strategy, Artivest Inc. (2017 – 2020); Partner, Pantheon Ventures (2013 – 2017)	29	None
Thomas McDonald (1982) Treasurer	January 2022 to Present	Director, Investment Product Development & Portfolio Management, CrowdStreet, Inc. (2018 – present); Consulting (2017)	29	None
Kristen Howell (1972) Secretary	January 2022 to Present	General Counsel & Chief Compliance Officer, CrowdStreet, Inc. (2021 – present); President CrowdStreet Capital, LLC (2022 – present); Chief Compliance Officer, CrowdStreet Advisors (2021 – November 2022); Partner, Chair, Investment Funds Practice, Fox Rothschild, LLP (2016 – 2021)	29	None

OFFICER(S) WHO ARE NOT DIRECTORS
Name, Birth Year, and Positions(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
Stephanie Roth (1988) Chief Compliance Officer	May 2023 to Present
Chief Compliance Officer, CrowdStreet Capital (2022-present); Chief Compliance Officer, CrowdStreet Advisors (2023-present); Director, Compliance, CrowdStreet (August 2021-2022); Director, Compliance, Edelman Financial Engines (2014-2021)
			N/A	N/A

Board’s Oversight Role in Management
The Board’s role in management of the Fund is oversight and supervision of business operations on behalf of its shareholders. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled quarterly meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s senior managerial and financial officers, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee, which consists of all of the Fund’s Directors who are Independent Directors, meets during its scheduled meetings, selects the independent registered public accounting firm annually, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and principal accounting officer of the Fund. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.
Board Composition and Leadership Structure
The 1940 Act requires that at least 40% of the Fund’s Board members be Independent Directors. For certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, two (2) of the Fund’s five (5) directors are Independent Directors. The Chair of the Board, Sheldon Chang, is not an Independent Director. Additionally, the Board has constituted an Audit Committee. The members of the Audit Committee have designated Kevin K. Albert to chair the Audit Committee. The Board has determined that its leadership structure is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Adviser provides to the Fund and potential conflicts of interest that could arise from this relationship; (ii) the extent to which the day-to-day operations of the Fund are conducted by the Adviser; (iii) the Board’s oversight role in management of the Fund; and (iv) the Board’s size and the cooperative working relationship among the Independent Directors and among all directors of the Fund.
Additional information about each director on the Board follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that such director possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the directors of the Fund have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of investors. Among the attributes common to all directors of the Fund is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member (including the Boards of other funds in the Fund Complex); and other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors may benefit from information provided by counsel to the Fund; Fund counsel has significant experience advising funds and fund board members. The Board has the ability to engage other experts as appropriate.
Kevin K. Albert. Kevin K. Albert is a retired investment banker. Kevin is currently managing a portfolio of personal private equity investments. Kevin also currently serves as an independent director on the boards of Harborside Inc. (ticker: HBOR), and Octavius Holdings Inc., and is the board chair of Osiris Ventures, Inc. In addition, he is on the board of a special purpose acquisition company named Achari Ventures Holding Corp. I, as well as the advisory board of Nettwerk Music Group. From 2010 until his retirement in December 2019, Kevin was a Senior Partner of Pantheon Ventures LLC and a member of its six-person Partnership Board. For most of his tenure at Pantheon, Kevin was responsible for the firm’s global business development, including all product marketing and business development activities. During this time, Pantheon’s assets under management increased from approximately $25 billion to approximately $50 billion. Prior to joining Pantheon, he was a Managing Director and co-founder of Elevation Partners, a private equity firm that made investments in market-leading consumer-tech businesses such as Facebook and Yelp. Prior to Elevation, Kevin worked in the investment banking division of Merrill Lynch & Co. for 24 years where, for most of this time, he served as a Managing Director and the Global Head of the Private Placement Group managing the market leading private equity fund placement business. From 2006 until 2017, Kevin served as an independent director on the board of Merrill Lynch Ventures, LLC, a series of private equity partnerships offered to key Merrill Lynch employees aggregating over $1.8 billion of original committed capital. From 2010 to 2015 Kevin was an independent director, chairman of the audit committee and a member of the corporate governance and nominating committee of Dover Saddlery, Inc. a publicly listed multichannel retailer of equestrian tack and riding attire prior to its purchase in a take-private transaction by a private equity firm in 2015 which he assisted with. Kevin has a BA and an MBA from the University of California, Los Angeles where he continues to be involved as the Chair of the Board of Visitors of the Economics Department.
Nancy Grady. Nancy E. Grady has worked as an independent consultant since retiring from Northern Trust in 2018 where she was a Senior Vice President, Practice Head in the Global Fund Services Division. While at Northern Trust Nancy was responsible for leading teams that performed Fund Accounting, Fund Administration for registered and unregistered funds. Prior to working at Northern Trust Nancy was a Senior Vice President at State Street Bank and Trust Company where she worked in the Mutual Funds and Institutional Fund Services Divisions as a Department Head. Nancy was Chairman of the Board of State Street’s New Hampshire Trust Company. She is currently on the Advisory Board of ETF Action. Nancy earned a BS in Accounting from Boston College.
Sheldon Chang, President, CrowdStreet Advisors, LLC. Sheldon is a financial services executive with over 30 years of experience in leading alternative investment product and distribution businesses and investment banking. Sheldon joined CrowdStreet in 2021 and is the President of CrowdStreet Advisors, is a member of CrowdStreet’s Executive Management Team and leads CrowdStreet’s Investment & Wealth Solutions (IWS) division, the firm’s investment management and advisory services, including investment funds, private managed accounts and wealth management. Sheldon also serves as a voting member of the CrowdStreet Funds Investment Committee.
Prior to joining CrowdStreet, Sheldon led over $50bn in institutional and retail offerings and product development, including corporate debt and equity and private alternative investment funds for high-net-worth investors. He was the Head of Product & Distribution Strategy at Artivest, an alternative investments fintech platform and, before that, he established the Private Wealth unit as a Partner at Pantheon Ventures, a private equity and real assets investment manager with over $50bn in AUM. Sheldon built and led the private equity, infrastructure, real assets and debt products platform at Bank of America Merrill Lynch Wealth Management, managing over 70 private alternative investment funds and $12bn in client assets. Prior to that, he was an investment banker at Merrill Lynch, UBS and Goldman Sachs serving corporate and government clients in North America, Asia and Latin America. Sheldon received his MBA from Northwestern University’s Kellogg School of Management and a BS in Economics from Cornell University.
Kristen Howell, General Counsel & Chief Compliance Officer, CrowdStreet Advisors, LLC. Kristen brings more than twenty years of legal experience in FinTech, corporate securities, and financial services. Prior to joining CrowdStreet, Kristen was a partner at Am Law 100 law firm Fox Rothschild, LLP, where she lead the firm’s national investment funds practice. Kristen has advised on hundreds of investment funds, transactions, and public and private offerings. Kristen previously served as General Counsel for a registered investment adviser with $19B in assets under management, six public mutual funds for whom she also served as an officer, and numerous sub-advised public funds. Kristen has been featured on NPR – Marketplace Tech and InsideCounsel, been quoted in Law 360 and other publications, and has spoken widely on FinTech, investments and crowdfunding. Kristen holds a BS in Political Science from Texas Christian University and a JD from The University of Colorado School of Law in Boulder.
Thomas McDonald, Director, Investment Product & Portfolio Management, CrowdStreet Advisors, LLC. Thomas McDonald is a real estate professional with over 15 years of experience in real estate and investments. Thomas leads, manages and coordinates all aspects of new investment product and service development, launch, and ongoing portfolio management for CrowdStreet’s Investment and Wealth Solutions (IWS) division. Thomas serves as a voting member of the CrowdStreet Funds Investment Committee. He joined CrowdStreet in 2018, contributing to the growth of CrowdStreet’s managed fund solutions. As of January 2022, Thomas was responsible for the development of 20 managed funds that have raised $225mm, investing across 135 commercial real estate projects with a total capitalization over $1 billion. Thomas started his career at Trefethen and Company, an independent financial and strategic advisory firm, where he supported the firm’s investment management and M&A service activities. Prior to CrowdStreet, Thomas consulted in the real estate industry, advising real estate operators in various capacities, including capital raising and strategy. Thomas earned a Master of Science in Finance with Honors from Georgetown University and a Bachelor of Science in Finance from Portland State University.

A director’s position on the Board in that capacity will terminate if such director is removed or resigns. A director of the Board may resign at any time by giving written notice to the Board. In the event of any vacancy in the position of a director on the Board, a majority of the remaining directors of the Board may appoint an individual to serve as a director of the Board.
The only standing committee of the Board is the Audit Committee. The current members of the Audit Committee are Kevin K. Albert and Nancy Grady, constituting all of the Independent Directors. Kevin K. Albert currently serves as the chair of the Audit Committee. The function of the Fund’s Audit Committee is: (i) to oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures; (ii) to oversee or assist in Board oversight of the integrity of the Fund’s financial statements, and the Fund’s compliance with legal and regulatory requirements; and (iii) to approve, prior to appointment, the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee has not adopted a charter. During the fiscal year ended December 31, 2022, the Audit Committee met three times.
The Board has elected not to have a standing Nominating Committee due to the Board’s small size. Therefore, responsibilities typically delegated to a Nominating Committee are handled by the Board as a whole which identifies and evaluates nominees in accordance with the Fund’s Bylaws. In addition, the Board handles any persons nominated for election as directors by a Shareholder in accordance with the process and requirements outlined in the Fund’s Bylaws.
The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by each director within the Fund Complex, in each case as of October 20, 2023. The directors on the Board are not required to invest in the Fund.
Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in the Fund Complex
Sheldon Chang	Over $100,000	Over $100,000
Kevin K. Albert	None	None
Nancy Grady	None	None
Thomas McDonald	None	None
Kristen Howell	None	None

As of October 20, 2023, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.
Director Compensation
Name and Position with Fund	Aggregate Compensation from the Fund for the Fiscal Year Ended 12/31/2022	Total Compensation from the Fund and Fund Complex Paid to Directors for the Fiscal Year Ended 12/31/2022
Kevin K. Albert, Director	$25,000	$25,000
Nancy Grady, Director	$25,000	$25,000

The Independent Directors are paid by the Fund an annual retainer of $25,000. All directors on the Board are reimbursed for their reasonable out-of-pocket expenses. The directors on the Board do not receive any pension or retirement benefits from the Fund.

VOTING
A plurality of all the votes cast at the Annual Meeting is required to elect the Director nominees of the Fund, provided a quorum is present. A “plurality of votes cast” means the five Director nominees with the highest number of affirmative votes will be elected, regardless of the votes abstained or withheld for the candidates.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH DIRECTOR NOMINEE.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on February 28, 2023, the selection of Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm to audit the financial statements of the Fund as of and for the Fund’s fiscal year ending December 31, 2023 was approved by the Fund’s Audit Committee. The selection was ratified by the Fund’s Board, including all of the Independent Directors, by a vote cast in person. D&T also has acted as the independent registered public accounting firm for the Fund during its most recently completed fiscal year. D&T has advised the Fund that, to the best of its knowledge and belief, its professionals did not have any direct or material indirect ownership interest in the independent registered public accounting firm inconsistent with independent professional standards pertaining to independent registered public accounting firms. The Fund does not know of any direct or indirect financial interest of D&T in the Fund. A representative of D&T will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.
Audit Committee Report
In performing its oversight function, during the fiscal year ended December 31, 2022, the Audit Committee reviewed and discussed with management and reviewed communications from the Fund’s independent accountant, D&T, regarding the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2022, and reviewed additional communications from D&T regarding the audits of such financial statements.
In addition, the Fund’s independent accountant communicated to the Audit Committee the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the Fund’s independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and reviewed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.
As set forth above, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.
The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audits of the Fund’s financial statements have been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.
Based on its consideration of the audited financial statements and the discussions and communications referred to above with management and the Fund’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2022. The members of the Audit Committee, Mr. Albert and Ms. Grady, are “independent” within the meaning of the New York Stock Exchange (“NYSE”) corporate governance standards for audit committees.

Independent Registered Public Accounting Firm’s Fees
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
The aggregate fees billed by D&T for the following services during for the fiscal period April 22, 2022 (commencement of Fund operations) through December 31, 2022 are set forth below:
Audit Fees
Audit fees paid to D&T for professional services rendered for the audit and review of the Fund’s financial statements, or services that are normally provided by D&T in connection with the statutory and regulatory filings or engagements for the fiscal period April 22, 2022 (commencement of Fund operations) through December 31, 2022 were $87,380.
Audit-Related Fees
There were no fees paid for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and not reported under “Audit Fees” during the fiscal period April 22, 2022 (commencement of Fund operations) through December 31, 2022.
Tax Fees
There were no fees paid for professional services performed by D&T for tax compliance, tax advice, and tax planning during the fiscal period April 22, 2022 (commencement of Fund operations) through December 31, 2022.
All Other Fees
The aggregate fees paid to D&T for products and services rendered by D&T to the Fund, other than the services reported above, were $0 during the fiscal period April 22, 2022 (commencement of Fund operations) through December 31, 2022.
Aggregate non-audit fees to the Fund, the Adviser and service provider affiliates of the Adviser
The aggregate fees paid to D&T for non-audit services rendered by D&T to the Fund or to the Adviser and to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund were $0 during the fiscal period April 22, 2022 (commencement of Fund operations) through December 31, 2022.
Audit Committee Policies and Procedures
The Audit Committee operates under a written provision adopted by the Board in the Fund’s Bylaws. Management is responsible for the Fund’s internal controls and the financial reporting process. D&T, as the Fund’s independent registered public accounting firm (for purposes of this section, “Independent Auditors”), is responsible for performing an independent audit of the Fund’s financial statements in accordance with standards of the PCAOB (United States) and expressing an opinion on the conformity of those consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Independent Auditors.  The Audit Committee reviews and approves all audit, audit-related, tax and all other services that are performed by the Independent Auditors at regularly scheduled meetings of the Audit Committee.

All services described above under “Audit Fees,” “Audit-Related Fees,” “Tax Services Fees” and “All Other Fees” were approved by the Audit Committee.
VOTING
A majority of all votes cast in person or by proxy at the Annual Meeting is required to ratify the selection of D&T to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023, provided a quorum is present.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

ADDITIONAL INFORMATION ABOUT THE FUND
Management of the Fund
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and CrowdStreet Advisors, LLC (the “Adviser” or “CrowdStreet”), is the responsibility of the Board. The Board consists of five (5) Directors, of which two (2) are not considered to be interested persons (as the term “interested person” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (referred to herein as “Independent Directors”)). The Directors set broad policies for the Fund, choose the Fund’s officers and hire the Adviser. The officers of the Fund manage the day-to-day operations of the Fund and serve at the pleasure of the Fund’s Board.
Other Service Providers
CrowdStreet Advisors, LLC, c/o CrowdStreet REIT I, Inc., 98 San Jacinto Blvd., 4th Floor, Austin, TX 78701, serves as the Fund’s investment adviser and administrator.
Blue Ridge Bank, National Association, 1801 Bayberry Court, Suite 101, Richmond, VA 23226, serves as the Fund’s custodian.
Ultimus Fund Solutions serves as the Fund’s transfer agent and dividend disbursing agent.

Other Financial Information
The Fund’s fiscal year end is December 31. The Fund’s most recent annual and semi-annual reports to shareholders are available, upon request, at no cost. You may view these reports at the Fund’s website at https://www.crowdstreet.com by clicking on the CREIT detail page. You may also request a report by calling toll-free at 888-432-7693 and pressing “1” for Investor Relations, or via email at ir@crowdstreet.com.
Principal Shareholders
On the Record Date, the Fund had 45,982.79 Shares outstanding.
To the knowledge of the Fund, as of the Record Date, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) beneficially owned more than 5% of the Fund’s outstanding Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Fund, all of the Trustees and officers of the Fund, the Adviser and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have complied with the filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Fund for the Fund’s most recent fiscal year end.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board of Directors (or individual Director(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Director(s)) and by sending the communication to the Fund’s address for the Director(s) at c/o CrowdStreet REIT I, Inc., 98 San Jacinto Blvd., 4th Floor, Austin, TX 78701. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING
Who is Eligible To Vote
Shareholders of record at the close of business on October 31, 2023 of the Fund are able to vote.
If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund’s Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the proposals described in this Proxy Statement and, at the discretion of the named proxies, on any other matters that may properly come before the Fund’s Annual Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares at the Meeting, or by timely submitting a notice of revocation or a later-dated proxy to the Fund to ir@crowdstreet.com. A list of shareholders entitled to notice of and to be present and to vote at the Annual Meeting will be available for inspection by any shareholder upon request during regular business hours prior to the Meeting, as well as during the Meeting. Shareholders will need to register in advance by visiting https://crowdstreet.zoom.us/webinar/register/WN_U2hiwS08RriIARLPbzzn5A in order to participate in the virtual Meeting or to inspect the list of shareholders.
Under the organizational documents of the Fund, the presence in person or by proxy of the holders of Shares entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum at any meeting of shareholders. Any meeting of shareholders may be postponed prior to the meeting by notice of the date, time and place to which the meeting is postponed, which notice shall be provided to the shareholders entitled to vote at that meeting.
Broker Non-Votes
Broker non-votes arise when shares are held by brokers or nominees, typically in “street name,” and (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.
Under the rules of the NYSE, brokers who are members of the NYSE may vote in their discretion on the uncontested election of directors of a closed-end fund, as well as on the annual ratification of auditors. Accordingly, because there are no non-discretionary items to be voted on at the Annual Meeting, the Fund does not anticipate receiving any broker non-votes. Under the rules of the NYSE, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by their brokers in favor of Proposal 1 and/or Proposal 2. Broker-dealers and other financial intermediaries who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction.
We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted.

Shareholder Proposals
Shareholders who wish to submit proposals for inclusion in the proxy statement for the 2024 shareholder meeting (or any other future shareholder meeting) must give timely notice and submit their written proposals to the Fund’s Secretary at its principal office. To be timely, a proposal must be delivered to the Secretary not earlier than the 150th day, nor later than 5:00 p.m., Eastern Time, on the 120th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting.  If the 2024 meeting date is changed by more than 30 days from the date of the 2023 meeting, then the deadline is a reasonable time before the Fund begins to print and send its proxy materials.
Method of Solicitation and Expenses
In addition to the solicitation of proxies by email and other electronic communications, officers and regular employees of the Fund and the Adviser, as well as other representatives of the Fund may also solicit proxies by telephone. The expenses incurred in connection with preparing the Proxy Statement and its enclosures, including related legal costs, and the expenses of proxy solicitation will be paid by the Fund.
Other Matters to Come Before the Meeting
No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.
Delivery of Certain Documents
Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. You may also view these reports on the Fund’s website at https://www.crowdstreet.com by clicking on the CREIT detail page. Such written or oral requests should be directed to the Fund at 98 San Jacinto Blvd., 4th Floor, Austin, TX 78701, by emailing the Fund at ir@crowdstreet.com, or by calling toll-free at 888-432-6793, and pressing “1” for Investor Relations.
Please note that only one annual or semi-annual report or proxy statement (as applicable) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT PROMPTLY VIA EMAIL TO IR@CROWDSTREET.COM.
IT IS IMPORTANT THAT THE PROXY CARD BE RETURNED PROMPTLY. YOU MAY ALSO VOTE BY ATTENDING THE MEETING VIRTUALLY.

CROWDSTREET

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION FIELD

PROXY VOTING OPTIONS

READ THE PROXY STATEMENT. THEN, PLEASE DO ONE OF THE FOLLOWING:

Vote by DocuSign. Check the appropriate box, sign and promptly return the proxy card via DocuSign.

Vote be electronic mail. Check the appropriate box, sign and date the proxy card and promptly it by electronic mail to ir@crowdstreet.com.

CROWDSTREET REIT I, INC.

The undersigned shareholder(s) of the above-mentioned fund (the "Fund") hereby appoint(s) Stephanie Roth, with full power of substitution and resubstitution, the proxy or proxies to: (i) attend the Annual Meeting of Shareholders (the "Meeting") to be held in a virtual meeting format on Thursday, December 14, 2023, at 12:00 p.m. (Pacific Time), and any adjournments or postponements thereof; and (ii) vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting. To register to attend the virtual Annual Meeting, visit https://crowdstreet.zoom.us/webinar/register/WN_U2hiwS08RrilARLPbzzn5A. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side and any other matters that may arise at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated November 6, 2023.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxy may lawfully do. The undersigned hereby instructs the said proxy to vote in accordance with the instructions provided on the reverse side with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, the proxy will vote his or her shares "FOR" any proposal that lacks an instruction. The proxy is authorized in its discretion to vote upon such matters as may come before the Meeting or any adjournments or postponements thereof.

This proxy is solicited on behalf of the Fund's Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Fund an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending the Meeting virtually and voting at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Annual Meeting of Shareholders and Proxy Statement are available at https://www.crowdstreet.com.

MASTER BALLOT

CROWDSTREET REIT I, INC.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, the shares represented by this proxy will be voted "FOR" the proposals. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting virtually. Voting now will not affect your right to attend the Meeting and vote virtually; you may revoke this proxy at any time.

To vote, mark a circle per proposal in blue or black ink. Example: ●

THE BOARD OF DIRECTORS OF THE FUND UNAMINOUSLY RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.

	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT
1) Election of Directors A – Kevin K. Albert, B – Nancy Grady, C – Sheldon Chang, D – Thomas McDonald, and E – Kristen Howell	○	○	○

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

	FOR	AGAINST	ABSTAIN
2) Ratify the selection of Deloitte & Touche LLP as CrowdStreet REIT I, Inc.'s independent registered public accounting firm for the year ending December 31, 2023	○	○	○

THANK YOU FOR VOTING

MASTER BALLOT

Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W. Suite 700 Washington, DC 20006 Telephone 202.822.9611 Fax 202.822.0140 www.stradley.com

November 6, 2023

VIA EDGAR TRANSMISSION
Filing Desk
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

RE:	CrowdStreet REIT I, Inc. (File No. 811-23780) Definitive Proxy Materials

Dear Sir or Madam:
On behalf of CrowdStreet REIT I, Inc. (the “Fund”) and pursuant to the requirements of Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, submitted electronically via the EDGAR system, please find enclosed a Schedule 14(a) Information cover page, definitive proxy statement, definitive notice of annual meeting of shareholders and form of proxy card to be furnished to shareholders of the Fund in connection with an Annual Meeting of Shareholders (the “Meeting”) of the Fund, scheduled to be held on December 14, 2023.
Please direct questions or comments relating to this filing to me at (202) 507-5154.
Sincerely, /s/ Eric S. Purple Eric S. Purple

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A Pennsylvania Limited Liability Partnership